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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  FORM 8-K/A

                                Amendment No. 1

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 9, 1998


                              WEEKS REALTY, L.P.
            (Exact name of registrant as specified in its charter)


       Georgia                     000-22933                   58-2121388
       -------                     ---------                   ----------
     (State of              (Commission File Number)         (IRS Employer
   Incorporation)                                          Identification No.)

                   4497 Park Drive, Norcross, Georgia 30093
                   ----------------------------------------
         (Address of principal executive offices, including zip code)


                                (770) 923-4076
                                --------------
             (Registrant's telephone number, including area code)
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Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements of Business Acquired

              The financial statements required by Item 7(a)(3) relating to the acquisition of the Beacon Centre Acquisition Property described in Item 2 of Form 8-K of Weeks Realty, L.P. (the "Operating Partnership"), dated January 9, 1998 are attached hereto as Exhibit A and incorporated herein by this reference.

         (b)  Pro Forma Financial Information

              The unaudited pro forma financial information required by Item 7(b) relating to the Beacon Centre Acquisition Property described in Item 2 of Form 8-K of Weeks Realty, L.P., dated January 9, 1998 is attached hereto as Exhibit B and incorporated herein by this reference.

         (c)  Exhibits

               Exhibit
                 No.      Description
              ------------------------------------------------------------------

                  A       Financial statements required by Item 7(a)(3).

                  B       Pro forma financial information required by Item 7(b).

                23.1      Consent of Independent Auditors
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               WEEKS REALTY, L.P.
                               Registrant

                               By:   Weeks GP Holdings, Inc., general partner


Date:  February 17, 1998        /s/ David P. Stockert
                                ----------------------------------------------
                                David P. Stockert
                                Senior Vice President and
                                Chief Financial Officer
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                               Index to Exhibits

  Exhibit    Description                                                   Page
  -------    -----------                                                   ----

     A       Financial statements required by Item 7(a)(3)                   5

     B       Pro forma financial information required by Item 7(b)          10

   23.1      Consent of Independent Auditors                                18